                                                                 Exhibit 10.46


                                 AMENDMENT NO. 2

       This Amendment No. 2 dated as of July 9, 1999, is made by and among EPIX MEDICAL, INC., a Delaware corporation having its principal place of business at 71 Rogers Street, Cambridge, Massachusetts 02142-1118 U.S.A. ("Epix"), MALLINCKRODT MEDICAL, INC., a Delaware corporation having its principal place of business at 675 McDonnell Boulevard, St. Louis, Missouri 63134, and MALLINCKRODT INC. (under its prior corporate name MALLINCKRODT GROUP INC.), a New York corporation having its principal place of business at 7733 Forsyth Boulevard, St. Louis, Missouri 63105, by and through its unincorporated Mallinckrodt Imaging Group (together with Mallinckrodt Medical, Inc., "MKG").

                                   RECITALS

       WHEREAS, Epix (under its prior corporate name Metasyn, Inc.) and MKG are parties to a Strategic Collaboration Agreement dated as of August 30, 1996 and amended pursuant to Amendment No. 1 as of September 10, 1998 (the "Collaboration Agreement"); and

       WHEREAS, Epix and MKG desire to further amend the Collaboration Agreement, as set forth herein.

       NOW THEREFORE, in consideration of the premises Epix and MKG mutually agree as follows:

                                ARTICLE I. AMENDMENT

       Epix and MKG hereby agree to amend Section 2.2 of the Collaboration Agreement so that Section 2.2, as amended and restated, reads in its entirety as follows:

       2.2 [ * ]. In the event that during the term of this Agreement Epix [ * ]. In such event, Epix shall [ * ]. Epix shall [ * ],

[ * ] Omitted portions filed separately with the Securities and Exchange
      Commission.

Epix and MKG shall [ * ]. If, [ * ], Epix and MKG [ * ], then, unless the Parties [ * ], Epix shall [ * ].

                          ARTICLE 2. MISCELLANEOUS

       Except as expressly amended by this Amendment No. 2, the Collaboration Agreement shall remain unmodified and in full force and effect. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 2 shall be governed and construed in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof.

       IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 as of the date set forth above.


EPIX MEDICAL, INC.                        MALLINCKRODT MEDICAL, INC.

By: /s/ Michael D. Webb                   By: /s/ Bradley J. Fercho
   -----------------------                   ------------------------
Name:  Michael D. Webb                    Name:  Bradley J. Fercho
Title: President and Chief                Title: President, Mallinckrodt
       Executive Officer                         Imaging Group


[ * ] Omitted portions filed separately with the Securities and Exchange
      Commission.